                                                                     EXHIBIT 4.8

                               AMENDMENT, WAIVER AND AGREEMENT dated as of
                      December 1, 1997 (this AAmendment and Waiver@), to the Credit Agreement dated as of August 18, 1995, as amended and restated as of June 2, 1997, and as further amended as of September 5, 1997 (the ACredit Agreement@), among BRUNO'S, INC., an Alabama corporation (the ABorrower@), the lending institutions from time to time parties thereto (the ALenders@) and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the AAdministrative Agent@).

         A. The Borrower has requested that the Lenders (a) agree to amend certain provisions of the Credit Agreement, (b) grant certain waivers of compliance by the Borrower with certain provisions of the Credit Agreement and
(c) enter into certain other agreements with respect to the Credit Agreement.

         B. The Required Lenders are willing to agree to such amendments, grant such waivers and enter into such agreements, in each case on the terms and subject to the conditions set forth herein.

         C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendment to Section 1 of the Credit Agreement. Effective as of the date of this Amendment and Waiver (the "Effective Date"), the Borrower and the Lenders hereby amend Section 1 of the Credit Agreement as follows:

                      (a) by inserting, after the words "or other disposition"
              in the first line of the definition of the term "Asset Sale Prepayment Event", the following words:

                               "(including any loss, damage, destruction or condemnation or similar event resulting in insurance settlements or condemnation awards other than any insurance settlement or condemnation award the proceeds of which the Borrower has reinvested (or intends to reinvest within one year of such insurance settlement or condemnation award) in business units, assets or properties located in the immediate vicinity of the business units, assets or properties to which such insurance settlement or condemnation award related, provided that any portion of such proceeds that has not been so reinvested within such one-year period shall be deemed to be Net Cash Proceeds of an Asset Sale Prepayment Event occurring on the last day of such one-year period and be applied in accordance with Section 5.2(a)(i))".

                      (b) by inserting the following definition in the
              appropriate alphabetical order:

                               "'Collateral' shall mean all the 'Collateral' as
                      defined in any Security Document and shall also include the Mortgaged Properties.".

                      (c) by deleting the words "Pledge Agreement" in the
              definition of the term "Credit Documents" and substituting therefor the following words:

                               "Security Documents".

                      (d) by inserting the following definition in the
              appropriate alphabetical order:

                               "'Mortgage' shall mean a mortgage, deed of trust,
                      deed to secure debt, assignment of leases and rents, leasehold mortgage or other substantially similar instrument granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be substantially in the form of Exhibit J.".

                      (e) by inserting the following definition in the
              appropriate alphabetical order:

                               "'Joint Venture' shall mean any of the Persons
                      listed on Schedule 1.3.".

                      (f) by inserting the following definition in the
              appropriate alphabetical order:

                               "'Mortgaged Property' shall mean, initially, each
                      parcel of real property and the improvements thereto owned or leased by a Credit Party and identified on Schedule 1.2(a) (other than those properties (a) under contract of sale (the "Real Property Contracted for Sale"), (b) having a value not in excess of $100,000, (c) the environmental condition of which, in the judgment of the Administrative Agent, makes taking a mortgage thereon inadvisable, (d) owned by a Joint Venture or (e) subject to Liens that secure the Pledged IRBs (as defined in the Pledge Agreement), in each case as specified on Schedule 1.2(a)) or Schedule 1.2(b) and, from time to time, includes each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to
                      Section 9.12.".

                      (g) by amending and restating in its entirety clause (iv)
              of the definition of the term "Net Cash Proceeds" to read as follows:

                               "in the case of any Asset Sale Prepayment Event,
                      (A) until such time (the "Deduction Limitation Time") when the aggregate amount of deductions from Net Cash Proceeds on or after December 1, 1997, pursuant to this clause (iv) equals $25,000,000, 100% of the amount of any proceeds of such Asset Sale Prepayment Event that the Borrower has used (or intends to use within one year of such Asset Sale Prepayment Event) in the operation of the business of the Borrower or any of the Subsidiaries (including for debt service) and (B) after the Deduction Limitation Time, 50% of the amount of any proceeds of such Asset Sale Prepayment Event in excess of the amounts deducted from Net Cash Proceeds in respect of such Asset Sale Prepayment Event pursuant to clause (A) above, to the extent that the Borrower has used (or intends to use within one year of such Asset Sale Prepayment Event) such proceeds in the operation of the business of the Borrower or any of the Subsidiaries (including for debt service), provided that the aggregate amount of proceeds from Asset Sale Prepayment Events deducted from Net Cash Proceeds on or after December 1, 1997, pursuant to this clause (B) shall not exceed $35,000,000; provided, however, that any portion of the proceeds from Asset Sale Prepayment Events deducted pursuant to this clause (iv) that has not been so used within the applicable one-year period shall be deemed to be Net Cash Proceeds of an Asset Sale Prepayment Event occurring on the last day of such one-year period and be applied in accordance with Section 5.2(a)(i); provided, further that with the consent of the Required Lenders, an amount equal to 100% of any proceeds from an Asset Sale Prepayment Event may be deducted from Net Cash Proceeds pursuant to this clause (iv) and the dollar and percentage limitations set forth in clauses (A) and (B) shall not apply, and".

                      (h) by inserting the following definition in the
              appropriate alphabetical order:

                               "'Secured Parties' shall have the meaning
                      assigned to such term in the Security Agreement.".

                      (i) by inserting the following definition in the
              appropriate alphabetical order:

                               "'Security Agreement' shall mean the Security
                      Agreement, substantially in the form of Exhibit K, among the Borrower, the Guarantors party thereto and the Administrative Agent for the benefit of the Secured Parties.".

                      (j) by inserting the following definition in the
              appropriate alphabetical order:

                               "'Security Documents' shall mean the Mortgages,
                      the Security Agreement, the Pledge Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 9.12.".

              SECTION 2. Amendment to Section 5 of the Credit Agreement.
(a) Effective as of the Effective Date, the Borrower and the Lenders hereby amend Section 5.2(a)(i) of the Credit Agreement as follows:

              (i) by deleting the words "within five Business Days after the occurrence of such Prepayment Event" set forth in such Section and substituting therefor the words "promptly after the occurrence of such Prepayment Event and in no event later than the end of the first Business Day after the day on which such Prepayment Event occurred"; and

              (ii) by deleting all the text after the words "in an amount equal to" in the eighth line of such Section and substituting therefor the words "100% of the Net Cash Proceeds therefrom.".

              (b) Effective as of the Effective Date, the Borrower and the Lenders hereby amend and restate in its entirety Section 5.2(g) of the Credit Agreement to read as follows:

              "(g) Minimum Amount. Notwithstanding the provisions of Section 5.2(a)(i), no payment shall be required pursuant to Section 5.2(a)(i) unless and until the aggregate amount of all Net Cash Proceeds from all Prepayment Events not previously used to prepay Loans pursuant to this
     Section 5.2 exceeds $1,000,000.".

              SECTION 3. Amendment to Section 8 of the Credit Agreement. Effective as of the Effective Date, the Borrower and the Lenders hereby amend
Section 8 of the Credit Agreement by inserting after Section 8.15 the following new section:

                      "SECTION 8.16 Security Documents. (a) The Pledge Agreement
              is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when such Collateral is delivered to the Administrative Agent, the Pledge Agreement shall constitute a fully perfected first-priority Lien on, and security interest in, all right, title and interest of the pledgor thereunder in such Collateral, in each case prior and superior in right to any other Person.

                      (b) The Security Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) in which a Lien may be perfected by filing a financing statement and, when financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, the Security Agreement shall constitute a fully perfected Lien on all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property (as defined in the Security Agreement)), in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 10.3.

                      (c) When the Security Agreement is filed in the United
              States Patent and Trademark Office and the United States Copyright Office, the Security Agreement shall constitute a fully perfected Lien on all right, title and interest of the Credit Parties in the Intellectual Property in which a Lien may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 10.3 (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the Credit Parties after the date hereof).

                      (d) Each Mortgage is effective to create in favor of the
              Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Credit Parties' right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof and, when the Mortgages are filed in the offices specified on Schedule 8.16, the Mortgages shall constitute a Lien on all right, title and interest of the Credit Parties in such Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 10.3.

              SECTION 4. Amendment to Section 9.12 of the Credit Agreement. Effective as of the Effective Date, the Borrower and the Lenders hereby amend and restate Section 9.12 of the Credit Agreement in its entirety to read as follows:

              "(a) Further Assurances. (a) The Borrower will, and will cause each of the Guarantors to, pledge to the Administrative Agent, for the ratable benefit of the Secured Parties, (i) all the capital stock of each Subsidiary (provided that not more than 65% of the capital stock of any foreign Subsidiary is required to be pledged) formed or otherwise purchased or acquired after the date hereof, in each case pursuant to a supplement to the Pledge Agreement in form and substance reasonably satisfactory to the Administrative Agent and (ii) all evidences of Indebtedness in excess of $100,000 received by the Borrower or any of the domestic Subsidiaries in connection with any disposition of assets pursuant to Section 10.5(b), in each case pursuant to a supplement to the Pledge Agreement in form and substance reasonably satisfactory to the Administrative Agent.

               (b) The Borrower will, and will cause each of the Guarantors to, execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust), that may be required under applicable law, or that the Required Lenders or the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Credit Documents and in order to grant, preserve, protect and perfect the validity and first priority (with such exceptions as are expressly permitted by the Credit Documents) of the security interests created or intended to be created by the Security Documents. The Borrower will cause any subsequently acquired or organized domestic Subsidiary to execute each applicable Security Document in favor of the Administrative Agent. In addition, from time to time, the Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as the Administrative Agent or the Required Lenders shall designate (other than cash, except for the cash proceeds of Collateral to the extent a security interest in such cash proceeds is perfected by operation of law as a result of the Secured Parties' security interest in such Collateral) it being understood that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Borrower (including real and other properties acquired subsequent to the Closing Date but excluding cash to the extent described in the preceding parenthetical). Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to the Administrative Agent, and the Borrower shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies, environmental assessment reports or environmental insurance policies, appraisals, surveys and lien searches) as the Administrative Agent shall reasonably request to evidence compliance with this Section. The Borrower agrees to provide such evidence as the Administrative Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien.

                 (c) Upon the request of the Administrative Agent with respect to (i) any of the properties of the Borrower or any Subsidiary with respect to which the Borrower had entered into negotiations for the sale thereof on or before December 1, 1997, as indicated on Schedule 1.2(a) (the "Real Properties Under Negotiation for Sale"), or (ii) any of the properties of the Borrower or any Subsidiary with respect to which the Administrative Agent has requested that a Mortgage be executed pursuant to clause (d) below, the Borrower shall deliver or cause to be delivered to the Administrative Agent instruments and documents with respect to such property (including title insurance policies, environmental assessment reports or environmental insurance policies, surveys, independent appraisals and lien searches) that are comparable to the instruments and documents delivered to the Administrative Agent with respect to the Mortgaged Properties (other than the Real Properties Under Negotiation for
     Sale), in each case in form and substance reasonably satisfactory to the Administrative Agent.

                 (d) Upon the request of the Administrative Agent, the Borrower or any Subsidiary shall deliver to the Administrative Agent with respect to
     (i) any Real Property Contracted for Sale that has not been sold by February 1, 1998, or (ii) any of the properties of the Borrower or any Subsidiary the environmental condition of which, in the judgment of the Administrative Agent, initially made taking a mortgage thereon inadvisable, as indicated on Schedule 1.2(a), counterparts of a Mortgage signed on behalf of the record owner of such property.".

                 SECTION 5. Amendment to Section 10 of the Credit Agreement. (a) Effective as of the Effective Date, the Borrower and the Lenders hereby amend Section 10.2(b) of the Credit Agreement by inserting after the words "any other Subsidiary" set forth therein the following words:

                 ", provided that any obligation of an obligor of such Indebtedness in an amount in excess of $100,000 shall be evidenced by a promissory note, which shall have been pledged to the Administrative Agent pursuant to the Pledge Agreement, for the benefit of the Lenders, as security for the Obligations (as defined in the Pledge Agreement)".

                 (b) Effective as of the Effective Date, the Borrower and the Lenders hereby amend Section 10.5(b) of the Credit Agreement by deleting the amount "$5,000,000" set forth therein and substituting therefor the amount "$100,000".

                 (c) Effective as of the Effective Date, the Borrower and the Lenders hereby amend Section 10.5(b) of the Credit Agreement as follows:

                 (i) by deleting the words ", provided that (i)" set forth therein and substituting therefor the following words:

                 "on an arms' length basis (as determined in good faith by the board of directors of the Borrower at the time of such sale, transfer or disposal (which determination shall be evidenced by a written resolution of the board of directors of the Borrower approving such sale, transfer or disposal, a copy of which, certified by the Secretary of the Borrower, shall be provided to the Administrative Agent prior to such sale, transfer or disposal)), provided that (i) any such sale, transfer or disposal by the Borrower or any Subsidiary shall be to a party unrelated to the Borrower or any Affiliate of the Borrower (other than any Affiliate of KKR engaged in the Borrower's line of business),
         (ii)"; and

                 (ii) by deleting the phrase "(ii)" set forth therein and substituting therefor the following phrase "(iii)".

                 (d) Effective as of the Effective Date, the Borrower and the Lenders hereby amend Section 10.6(k) of the Credit Agreement by inserting at the end of such Section the following words:

                                    ", provided that during the period from and
                           including December 1, 1997, to and including July 31, 1998, the amount of investments made pursuant to this clause (k) shall not exceed $7,000,000 in the aggregate".

                 (e) Effective as of the Effective Date, the Borrower and the Lenders hereby amend Section 10 of the Credit Agreement by inserting after
     Section 10.12 thereof the following new section:

                                    "10.13 Minimum Consolidated EBITDA. The
                           Borrower will not permit Consolidated EBITDA for any Test Period ending on or about any date set forth below to be less than the amount set forth below opposite such date:

                           Period                             Amount
                           ------                             ------
                           January 31, 1998                   $60,000,000
                           May 2, 1998                        $40,000,000

                  SECTION 6.  Amendment to Section 11 of the Credit Agreement.
(a) Effective as of the Effective Date, the Borrower and the Lenders hereby amend Section 11.2 of the Credit Agreement by deleting the words "the Pledge Agreement" set forth therein and substituting therefor the words "any Security Document".

                  (b) Effective as of the Effective Date, the Borrower and the Lenders hereby amend Section 11.3 of the Credit Agreement by deleting the words "the Pledge Agreement" set forth therein and substituting therefor the following words "any Security Document".

                  (c) Effective as of the Effective Date, the Borrower and the Lenders hereby amend and restate in its entirety Section 11.8 of the Credit Agreement to read as follows:

                  "SECTION 11.8 Security Interests. Any material security interest created under any Security Document shall cease to be, or shall be asserted by the Borrower or any Credit Party not to be, a valid, perfected, first-priority (except as otherwise expressly provided for in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under the Pledge Agreement and except to the extent that such loss is covered by a lender's title insurance policy and the related issuer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy; or".

                  SECTION 7. Amendment to Section 13.16 of the Credit Agreement. Effective as of the Effective Date, the Borrower and the Lenders hereby amend
Section 13.16 of the Credit Agreement by deleting the words "the Borrower's" in the ninth line of such section and substituting therefor the words "such Lender's".

                  SECTION 8. Amendment to Section 1 of the Credit Agreement. (a) Effective as of the Effective Date, the Borrower and the Lenders hereby amend
Section 1 of the Credit Agreement by (i) inserting after Schedule 1.1 new Schedules 1.2 (a) and 1.2(b) in the form of Exhibit A attached hereto and new
Schedule 1.3 in the form of Exhibit B attached hereto and (ii) inserting after
Schedule 8.12 a new Schedule 8.16 in the form of Exhibit C attached hereto.

                  (b) Effective as of the Effective Date, the Borrower and the Lenders hereby amend Section 1 of the Credit Agreement by inserting after
Exhibit I new Exhibits J and K in the form of Exhibits D and E, respectively, attached hereto.

                  SECTION 9. Amendment to the Pledge Agreement. (a) Effective as of the Effective Date, the Borrower, the other Credit Parties party to the Pledge Agreement and the Lenders hereby amend the Pledge Agreement by deleting the words "the indebtedness (the 'Pledged Debt')" in the sixth recital thereof and substituting therefor the following words:

                  "(i) the Borrower's industrial revenue bonds as described on
                  Schedule II (the 'Pledged IRBs'), (ii) promissory notes evidencing intercompany Indebtedness (the 'Intercompany Notes') required to be pledged pursuant to Section 10.2(b) of the Credit Agreement and (iii) the indebtedness (together with the Pledged IRBs and the Intercompany Notes, the 'Pledged Debt')".

                  (b) Effective as of the Effective Date, the Borrower and the Lenders hereby amend the Pledge Agreement by inserting after Schedule I a new
Schedule II in
the form of Exhibit F attached hereto.

                  SECTION 10. Waiver. (a) The Lenders hereby waive any Defaults and Events of Default that have occurred or may occur with respect to the Borrower's failure to comply with the covenants set forth in Sections 10.9,
10.10 and 10.11 of the Credit Agreement with respect to the Test Period ending on January 31, 1998.

                  (b) The Lenders hereby waive through 5:00 p.m., New York City time, on July 23, 1998, any Defaults and Events of Default that have occurred or may occur with respect to the Borrower's failure to comply with the covenants set forth in Sections 10.9, 10.10 and 10.11 of the Credit Agreement with respect to the Test Period ending on May 2, 1998, it being understood that (i) such waiver shall not be effective after 5:00 p.m., New York City time, on July 23, 1998, and (ii) any Defaults and Events of Default that would, in the absence of the waiver set forth above, have occurred with respect to the Borrower's failure to comply with such covenants with respect to such Test Period shall be reinstated immediately after such time and thereafter remain in effect regardless of the Borrower's compliance with the covenants set forth in Section 10.9, 10.10 and 10.11 of the Credit Agreement with respect to subsequent Test Periods.

                  (c) The Lenders hereby waive any Defaults that may occur prior to August 1 1998 (but not any Defaults that may occur or otherwise be in effect on or after August 1, 1998), with respect to the Borrower's failure to comply with the covenants set forth in Sections 10.9, 10.10 and 10.11 of the Credit Agreement with respect to the Test Period ending on August 1, 1998.

                  SECTION 11. Fees. In consideration of the agreements of the Required Lenders contained in Sections 1 through 10 of this Amendment and Waiver, the Borrower agrees to pay to the Administrative Agent (a) for the account of each Lender, an amendment fee (a "Lender's Fee") in an amount equal to 0.0625% of the sum of (i) such Lender's Revolving Credit Commitment as of the Effective Date and (ii) the outstanding principal amount of Term Loans held by such Lender as of the Effective Date and (b) for the account of each Lender that has executed this Amendment and Waiver on or before December 10, 1997, an amendment fee (a "Signing Fee"; all the Lender's Fees and Signing Fees are collectively referred to herein as the "Amendment Fees") in an amount equal to 0.1875% of the sum of (i) such Lender's Revolving Credit Commitment as of the Effective Date and (ii) the outstanding principal amount of Term Loans held by such Lender as of the Effective Date. The Amendment Fees shall be payable in immediately available funds. Once paid, the Amendment Fees shall not be refundable.

                  SECTION 12. Agreement. (a) Notwithstanding any of the provisions of the Credit Agreement, the Lenders shall not be obligated to make or issue, and the Borrower shall not request the making or issuance of, any Revolving Credit Loans, Swingline Loans or Letters of Credit that would, at any time, have the effect of causing the sum of (i) the aggregate principal amount of Revolving Credit Loans outstanding at such time, (ii) the aggregate principal amount of Swingline Loans outstanding at such time and (iii) the Letter of Credit Outstandings at such time to exceed $200,000,000, provided that with the consent of the Supermajority Revolving Credit Lenders, the provisions of this
Section 12(a) shall not apply.

                  (b) On or before February 1, 1998, the Borrower and the Subsidiaries that own Mortgaged Properties (as defined in the Credit Agreement after giving effect to this Amendment and Waiver) shall deliver to the Administrative Agent, (i) a policy or policies of title insurance issued by a nationally recognized title insurance company, insuring the Lien of each Mortgage (as defined in the Credit Agreement after giving effect to this Amendment and Waiver) as a valid first Lien on the Mortgaged Property described therein (other than any such Mortgaged Property that (A) is not owned in fee by the Borrower or a Subsidiary and is not a ground lease or (B) is a Real Property Under Negotiation for Sale), free of any other Liens except Liens permitted by
Section 10.3 of the Credit Agreement, in form and substance reasonably acceptable to the Administrative Agent, together with such endorsements, coinsurance and reinsurance as the Administrative Agent or the Required Lenders may reasonably request and (ii) an as-built survey of each Mortgaged Property (other than any such Mortgaged Property that is (A) is not owned in fee by the Borrower or a Subsidiary and is not a ground lease or (B) is a Real Property Under Negotiation for Sale), in form and substance reasonably acceptable to the Administrative Agent.

                  (c) On or before February 1, 1998, the Borrower and the Subsidiaries that own Mortgaged Properties shall deliver to the Administrative Agent an appraisal of (i) each Mortgaged Property (other than Real Properties Under Negotiation for Sale) and (ii) each property subject to Liens that secure the Pledged IRBs reasonably satisfactory to the Administrative Agent prepared by an independent appraiser reasonably acceptable to the Administrative Agent. In the event that the appraised value of any Mortgaged Property as set forth in the appraisals required to be delivered pursuant to this clause (c) (the "Final Appraised Value") is greater than the preliminary value established by the Administrative Agent for such Mortgaged Property prior to the date hereof, the Borrower and the Subsidiaries shall, to the extent reasonably required by the Administrative Agent, (i) execute and deliver an amendment or supplement to the Mortgage on such Mortgaged Property to ensure that the amount of the Obligations secured by such Mortgage is not less than the Final Appraised Value of such Mortgaged Property and (ii) pay any additional mortgage recording or similar tax with respect to the difference between the preliminary appraised value established by the Administrative Agent and the Final Appraised Value for such Mortgaged Property and execute and deliver all amendments to the Mortgages and other documents required in connection with the payment of any such tax.

                  (d) On or before December 31, 1997, the Borrower and the Subsidiaries shall deliver to the Administrative Agent, with respect to each Fee-owned Mortgaged Property (as defined below) for which the Administrative Agent did not receive signed counterparts of a Mortgage pursuant to Section 14(e) of this Amendment and Waiver, counterparts of a Mortgage signed on behalf of the record owner of such Fee-owned Mortgaged Property.

                  (e) On or before December 31, 1997, the Borrower and the Subsidiaries shall deliver to the Administrative Agent, with respect to each Leased Mortgaged Property (as defined below) for which the Administrative Agent did not receive signed counterparts of a Mortgage pursuant to Section 14(e) of this Amendment and Waiver, counterparts of a Mortgage signed on behalf of the record owner of such Leased Mortgaged Property.

                  (f) On or before December 31, 1997, the Borrower and the Guarantors shall deliver to the Administrative Agent (i) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement on the Collateral (as defined in the Security Agreement) with respect to which such documents and instruments were not delivered to the Administrative Agent pursuant to Section 14(d)(i) of this Amendment and Waiver and (ii) any additional results to the search requested in Section 14(d)(ii) of this Amendment and Waiver of the Uniform Commercial Code (or equivalent) filings made with respect to the Borrower and the Guarantors and copies of the financing statements (or similar documents) disclosed by such search, and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 10.3 of the Credit Agreement or have been released.

                  (g) The Administrative Agent, in its reasonable discretion, may retain an environment assessment firm to conduct, at the Borrower's expense, environmental assessments, in form, scope and substance acceptable to the Administrative Agent, of (i) each Mortgaged Property and (ii) each property of the Borrower or any Subsidiary that is subject to Liens that secure the Pledged IRBs, as set forth on Schedule 1.2(a). In addition, with respect to (i) each Mortgaged Property and (ii) each property of the Borrower or any Subsidiary that is subject to Liens that secure the Pledged IRBs, as indicated on Schedule 1.2(a), the Administrative Agent may require that the Borrower deliver to the Administrative Agent on or before January 31, 1998, an environmental insurance policy from an insurance company reasonably satisfactory to the Administrative Agent and with such premiums and other terms and providing such coverage as is reasonably satisfactory to the Administrative Agent, in each case with respect to any environmental hazards, liabilities or remedial action to which the Borrower or any of the Subsidiaries may be subject with respect thereto. The Administrative Agent shall inform the Borrower on or before December 31, 1997, whether it will require the Borrower to deliver such environmental insurance policies.

                  (h) The Borrower will take, or cause the Subsidiaries to take, such actions (including the payment of insurance premiums) as are necessary to maintain in effect, with the same level of coverage, any environmental insurance policies delivered to the Administrative Agent pursuant to clause (g)(ii) of this Section 12.

                  (i) The Borrower will, or will cause the Subsidiaries to, use commercially reasonable efforts to (a) obtain a consent and agreement in form and substance reasonably satisfactory to the Administrative Agent from each landlord under each lease of a Mortgaged Property and (b) record, with respect to each Leased Mortgaged Property, the lease or a memorandum thereof in the real property records where such Leased Mortgaged Property is located.

                  (j) The Borrower hereby agrees that any failure to comply with the provisions of clauses (b) through (h) of this Section 12 shall be deemed to be an Event of Default under the Credit Agreement.

                  (k) Notwithstanding any of the provisions of the Credit Agreement, the

Borrower and the Lenders agree that, from and including December 1, 1997, to but excluding July 31, 1998, (i) the Applicable ABR Margin shall be equal to (A) the percentage applicable to Level VIII Status in the table set forth in the definition of the term "Applicable ABR Margin" plus (B) 0.25% and (ii) the Applicable Eurodollar Margin shall be equal to (A) the percentage applicable to Level VIII Status in the table set forth in the definition of the term "Applicable Eurodollar Margin" plus (B) 0.25%.

                  SECTION 13. Representations and Warranties. To induce the other parties hereto to enter into this Amendment and Waiver, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment and Waiver on the Effective Date:

                  (a) the representations and warranties set forth in Section 8 of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date;

                  (b) no Default or Event of Default has occurred and is continuing;

                  (c) Schedule 1.2(a) attached hereto lists completely and correctly in all material respects as of the Effective Date all of the real property owned by the Borrower and the other Credit Parties and the addresses thereof (including those properties subject to ground leases as indicated) and indicates (a) each such property that is a Real Property Contracted for Sale (as defined in the Credit Agreement after giving effect to this Amendment and Waiver), (b) each such property that has a value (determined in a manner reasonably satisfactory to the Administrative Agent) not in excess of $100,000,
(c) each such property that is one of the Real Properties Under Negotiation for Sale, (d) each such property that is owned by a Joint Venture and (e) each such property that is subject to Liens that secure the Pledged IRBs. The Borrower and such other Credit Parties own in fee all the real property (other than ground leases as indicated on Schedule 1.2(a)) set forth on Schedule 1.2(a).

                  (d) Schedule 1.2(b) attached hereto lists completely and correctly in all material respects as of the Effective Date all of the real property leased by the Borrower and the other Credit Parties (and the addresses thereof) other than real properties leased by the Borrower or any other Credit Party that are (a) subject to a lease that prohibits a leasehold mortgage or (b) subject to a lease that has a value (determined in a manner reasonably satisfactory to the Administrative Agent) not in excess of $100,000. The Borrower and such other Credit Parties have valid leasehold interests in all the real property set forth on Schedule 1.2(b) and in all ground leases as indicated on Schedule 1.2(a).

                  SECTION 14. Conditions to Effectiveness. This Amendment and Waiver shall become effective as of the Effective Date on the date that:

                  (a) the Administrative Agent shall have received counterparts of this Amendment and Waiver that, when taken together, bear the signatures of the Borrower, the other Credit Parties party to the Pledge Agreement and the Required Lenders;

                  (b) the Administrative Agent shall have received the Amendment Fees;

                  (c) the Administrative Agent shall have received the written opinions of (i) Simpson Thacher & Bartlett, special New York counsel to the Borrower, and (ii) each local counsel listed on Schedule 1 attached hereto, in each case in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to this Amendment and Waiver and the other Credit Documents as the Administrative Agent shall reasonably request (and the Borrower hereby requests such counsels to deliver such opinions);

                  (d) the Administrative Agent shall have received counterparts of the Security Agreement signed on behalf of the Borrower and each Guarantor, together with the following:

                                    (i) all documents and instruments, including
                           Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement (with exceptions reasonably acceptable to the Administrative Agent); and

                                    (ii) a completed Perfection Certificate
                           dated the Effective Date and signed by an executive officer or financial officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Borrower and the Guarantors in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search, and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 10.3 of the Credit Agreement or have been released;

                  (e)(i) the Administrative Agent shall have received counterparts of a Mortgage with respect to a number of Mortgaged Properties that are (A) owned in fee by the Borrower or any Subsidiary or (B) subject to a ground lease (collectively, the "Fee-owned Mortgaged Properties") constituting a substantial majority of, and in no event less than 75% of, the total number of Fee-owned Mortgaged Properties existing as of the Effective Date, in each case signed on behalf of the record owner of the applicable Fee-owned Mortgaged Property;

                  (ii) the Administrative Agent shall have received counterparts of a Mortgage with respect to a number of Mortgaged Properties that are leased by the Borrower or any Subsidiary (the "Leased Mortgaged Properties") constituting not less than 10% of the total number of Leased Mortgaged Properties existing as of the Effective Date, in each case signed on behalf of the record owner of the applicable Leased Mortgaged Property;

                  (f) the Administrative Agent shall have received the instruments evidencing the Pledged IRBs pledged under the Pledge Agreement (as amended by this Amendment and Waiver) and such instruments of transfer with respect to the Pledged IRBs as are satisfactory to the Administrative Agent in order to give effect to the pledge granted under the Pledge Agreement (as amended by this Amendment and Waiver);

                  (g) the Administrative Agent shall have received a certificate of each Credit Party, dated the Effective Date with appropriate insertions, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Credit Party, and attaching the documents referred to in clauses (h) and (i) below;

                  (h) the Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each Credit Party (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Amendment and Waiver and the Credit Documents to which it is a party;

                  (i) the Administrative Agent shall have received true and complete copies of the certificate of incorporation and by-laws of each Credit Party;

                  (j) the representations and warranties set forth in Section 13 of this Amendment and Waiver shall be true and correct; and

                  (k) all legal matters incident to this Amendment and Waiver and the other Credit Documents shall be reasonably satisfactory to the Administrative Agent and Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  SECTION 15. Effect of Amendment and Waiver. Except as expressly set forth herein, this Amendment and Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Letter of Credit Issuer or the Borrower under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Amendment and Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 16. Credit Document. This Amendment and Waiver shall be a Credit Document for all purposes.

                  SECTION 17. Expenses. The Borrower agrees to pay the reasonable out-of-pocket expenses of the Administrative Agent, including but not limited to the reasonable fees, charges and disbursements (including but not limited to any mortgage filing fees or any Uniform Commercial Code filing or search fees) of Cravath,

Swaine & Moore, counsel for the Administrative Agent, incurred in connection with the preparation, execution and delivery of this Amendment and Waiver, the Security Agreement or the Mortgages or any subsequent waiver, amendment or modification of the Credit Agreement or any other Credit Document and the security arrangements in connection herewith and therewith. In addition, the Borrower agrees to pay any taxes due with respect to the Mortgages and any amendments or supplements thereto and the reasonable costs and expenses incurred in connection with the environmental assessment reports and the environmental insurance policies requested by the Administrative Agent pursuant to Section 12(g) above.

                  SECTION 18. Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment and Waiver by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 19. Applicable Law. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 20. Headings. The headings of this Amendment and Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                            BRUNO'S, INC.,

                                            by
                                                 /s/ JOHN STAKEL
                                                 ------------------------------
                                                 Name: John Stakel
                                                 Title: Assistant Treasurer

                                            A.F. STORES, INC.,

                                            by
                                                 /s/ JOHN STAKEL
                                                 ------------------------------
                                                 Name: John Stakel
                                                 Title: Assistant Treasurer

                                            BR AIR, INC.,

                                            by
                                                 /s/ JOHN STAKEL
                                                 ------------------------------
                                                 Name: John Stakel
                                                 Title: Assistant Treasurer

                                            FOOD MAX, INC.,

                                            by
                                                 /s/ JOHN STAKEL
                                                 ------------------------------
                                                 Name: John Stakel
                                                 Title: Assistant Treasurer

                                            FOOD MAX OF GEORGIA, INC.,

                                            by
                                                 /s/ JOHN STAKEL
                                                 ------------------------------
                                                 Name: John Stakel
                                                 Title: Assistant Treasurer

                                            FOOD MAX OF MISSISSIPPI, INC.,

                                            by
                                                 /s/ JOHN STAKEL
                                                 ------------------------------
                                                 Name: John Stakel
                                                 Title: Assistant Treasurer

                                            FOOD MAX OF TENNESSEE, INC.,

                                            by
                                                 /s/ JOHN STAKEL
                                                 ------------------------------
                                                 Name: John Stakel
                                                 Title: Assistant Treasurer

                                            BRUNO'S FOOD STORES, INC.,

                                            by
                                                 /s/ JOHN STAKEL
                                                 ------------------------------
                                                 Name: John Stakel
                                                 Title: Assistant Treasurer

                                            PWS HOLDING CORPORATION,

                                            by
                                                 /s/ JOHN STAKEL
                                                 ------------------------------
                                                 Name: John Stakel
                                                 Title: Assistant Treasurer

                                            GEORGIA SALES COMPANY,

                                            by
                                                 /s/ JOHN STAKEL
                                                 ------------------------------
                                                 Name: John Stakel
                                                 Title: Assistant Treasurer

                                             SEESSEL HOLDINGS, INC.,

                                             by
                                                 /s/ JOHN STAKEL
                                                 ------------------------------
                                                 Name: John Stakel
                                                 Title: Assistant Treasurer

                                            SSS ENTERPRISES, INC.,

                                            by
                                                 /s/ JOHN STAKEL
                                                 ------------------------------
                                                 Name: John Stakel
                                                 Title: Assistant Treasurer

                                            LAKESHORE FOODS, INC.,

                                            by
                                                 /s/ JOHN STAKEL
                                                 ------------------------------
                                                 Name: John Stakel
                                                 Title: Assistant Treasurer

                                            THE CHASE MANHATTAN BANK,  as
                                            Administrative Agent and as a
                                            Lender,

                                            by
                                                 /s/ WILLIAM RINDFUSS
                                                 ------------------------------
                                                 Name: William Rindfuss
                                                 Title: Vice President

                                           AMSOUTH BANK OF ALABAMA,

                                           by
                                               /s/ SCOTT CORRIGAN
                                               --------------------------------
                                               Name: Scott Corrigan
                                               Title: Vice President

                                           BANK OF AMERICA,

                                           by
                                               --------------------------------
                                               Name:
                                               Title:

                                           BANK OF AMERICA ILLINOIS,

                                           by
                                               --------------------------------
                                               Name:
                                               Title:

                                           THE BANK OF NOVA SCOTIA,

                                           by
                                               /s/ W.J. BROWN
                                               --------------------------------
                                               Name:  W. J. Brown
                                               Title: Vice President

                                           BANKERS TRUST COMPANY,

                                           by
                                               /s/ ROBERT R. TELESCA
                                               --------------------------------
                                               Name: Robert R. Telesca
                                               Title:  Assistant Vice President

                                           BANK OF TOKYO - MITSUBISHI TRUST
                                           COMPANY,

                                           by
                                               /s/ DAVID C. MCLAUGHLIN
                                               --------------------------------
                                               Name: David C. McLaughlin
                                               Title: Vice President

                                            CIBC INC,

                                            by
                                               /s/ CHRISTOPHER KLECZKOWSKI
                                               --------------------------------
                                               Name:  Christopher Kleczhowski
                                               Title: Executive Director

                                            COOPERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A., "RABOBANK
                                            NEDERLAND", New York Branch,

                                            by
                                               /s/ W. JEFFREY VOLLACK
                                               --------------------------------
                                               Name: W. Jeffrey Vollack
                                               Title:  Senior Vice President
                                                       Manager, Special Asset
                                                       Management

                                            by
                                               /s/ ALISTAIR B. TURNBULL
                                               --------------------------------
                                               Name: Alistair B. Turnbull
                                               Title:  Vice President, Special
                                                       Asset Management

                                            D.K. ACQUISITION PARTNERS, L.P.,

                                            by
                                               /s/
                                               --------------------------------
                                               Name:
                                               Title:

                                            FIRST UNION NATIONAL BANK,

                                            by
                                               /s/ VICKI J. CRISPENS
                                               --------------------------------
                                               Name: Vicki J. Crispens
                                               Title:  Assistant Vice President

                                            FLEET NATIONAL BANK,

                                            by
                                               /s/ FRED N. MANNING
                                               --------------------------------
                                               Name: Fred N. Manning
                                               Title:  Senior Vice President
                                            by
                                               /s/ CHRISTOPHER G. DANIEL
                                               --------------------------------
                                               Name: Christopher G. Daniel
                                               Title: Vice President

                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED,

                                            by
                                               /s/ TAKUYA HONJO
                                               --------------------------------
                                               Name: Takuya Honjo
                                               Title:  Senior Vice President

                                            KEYPORT LIFE INSURANCE COMPANY,
                                            Chancellor LGT Senior Secured
                                            Management, Inc., as Portfolio
                                            Advisor,

                                            by
                                               /s/ STEPHEN M. ALFIERI
                                               --------------------------------
                                               Name: Stephen M. Alfieri
                                               Title: Managing Director

                                            KZH-SOLEIL CORPORATION (formerly
                                            known as KZH Holding Corporation),

                                            by
                                               --------------------------------
                                               Name:
                                               Title:

                                            KZH HOLDING CORPORATION III/OAKMONT,

                                            by
                                               --------------------------------
                                               Name:
                                               Title:

                                            MERRILL LYNCH, PIERCE, FENNER,

                                            by
                                               /s/ NEIL BRISSON
                                               --------------------------------
                                               Name: Neil Brisson
                                               Title:  Director

                                            MITSUI LEASING CAPITAL CORPORATION,

                                            by
                                               /s/ JEFFREY PARISI
                                               --------------------------------
                                               Name: Jeffrey Parisi
                                               Title:  Senior Vice President

                                            ML DEBT STRATEGIES FUND, INC.,

                                            by
                                               --------------------------------
                                               Name:
                                               Title:

                                            NATIONSBANK, N.A.,

                                            by
                                               /s/ NANCY S. GOLDMAN
                                               --------------------------------
                                               Name: Nancy S. Goldman
                                               Title: Vice President

                                            OCTAGON CREDIT INVESTORS LOAN
                                            PORTFOLIO (a unit of The Chase
                                            Manhattan Bank),

                                            by
                                               --------------------------------
                                               Name:
                                               Title:

                                            PILGRIM AMERICA PRIME RATE TRUST,

                                            by
                                               /s/ DANIEL A. NORMAN
                                               --------------------------------
                                               Name: Daniel A. Norman
                                               Title:  Senior Vice President

                                            THE SAKURA BANK, LIMITED,

                                            by
                                               /s/
                                               --------------------------------
                                               Name:
                                               Title:

                                            SENIOR HIGH INCOME PORTFOLIO, INC.,

                                            by
                                               --------------------------------
                                               Name:
                                               Title:

                                            THE SUMITOMO BANK, LIMITED,

                                            by
                                               --------------------------------
                                               Name:
                                               Title:

                                            SOUTHTRUST BANK, N.A.,

                                            by
                                               /s/ T. KNUDSEN
                                               --------------------------------
                                               Name:     T. Knudsen
                                               Title:    Senior Vice President

                                            THE TRAVELERS INSURANCE COMPANY,

                                            by
                                               /s/ ROBERT M. MILLS
                                               --------------------------------
                                               Name: Robert M. Mills
                                               Title:

                                            VAN KAMPEN AMERICAN CAPITAL PRIME
                                            RATE INCOME TRUST,

                                            by
                                               /s/ JEFFREY W. MAILLET
                                               --------------------------------
                                               Name: Jeffrey W. Maillet
                                               Title:  Senior Vice President &
                                                       Director

                                            DLJ CAPITAL FUNDING, INC.,

                                            by
                                               --------------------------------
                                               Name:
                                               Title:

                                            GOLDMAN SACHS CREDIT PARTNERS,

                                            by
                                               /s/ JOHN E. URBAN
                                               --------------------------------
                                               Name: John E. Urban
                                               Title: Authorized Signer

                                            AERIES FINANCE LTD.,

                                            by
                                               --------------------------------
                                               Name:
                                               Title:

                                            AMARA-2 FINANCE LTD.,

                                            by
                                               --------------------------------
                                               Name:
                                               Title:

                                            CAPTIVA FINANCE LTD.,

                                            by
                                               --------------------------------
                                               Name:
                                               Title:

                                            CAPTIVA II FINANCE LTD.,

                                            by
                                               --------------------------------
                                               Name:
                                               Title:

                                            COMMERCIAL LOAN FUNDING TRUST I,

                                            by
                                               --------------------------------
                                               Name: Michelle Swanson
                                               Title:

                                            INDOSUEZ CAPITAL FUNDING III,
                                            LIMITED,
                                            by Indosuez Capital Luxembourg,
                                            as Collateral Manager,

                                            by
                                               /s/ FRANCOISE BERTHELOT
                                               --------------------------------
                                               Name: Francoise Berthelot
                                               Title:  Authorized Signatory

                                            MERRILL LYNCH PRIME RATE PORTFOLIO,

                                            by
                                               --------------------------------
                                               Name:
                                               Title:

                                            PAMCO CAYMAN LTD.,

                                            by
                                               /s/ MARK K. OKADA
                                               --------------------------------
                                               Name: Mark K. Okada
                                               Title:  Executive Vice President

                                            STRATA FUNDING LTD.,

                                            by
                                               --------------------------------
                                               Name:
                                               Title: